UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05922

                              Papp Stock Fund, Inc.
               (Exact name of registrant as specified in charter)

                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
               (Address of principal executive offices) (Zip Code)

Julie A. Hein                                   Stacy H. Winick
Papp Stock Fund, Inc.                           Bell, Boyd & Lloyd PLLC
6225 North 24th Street, Suite 150               1615 L Street, N.W., Suite 1200
Phoenix, AZ 85016                               Washington, DC  20036
                    (Name and address of agents for service)

Registrant's telephone number, including area code: (800) 421-4004

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1. Reports to Shareholders.

[Illustration of L. Roy Papp]

                              PAPP STOCK FUND, INC.
                                 A No-Load Fund




                                  ANNUAL REPORT
                                December 31, 2003








                                                  Managed by:
                                                  L. Roy Papp & Associates, LLP
                                                  6225 North 24th Street
                                                  Suite 150
                                                  Phoenix, AZ  85016
                                                  (602)956-1115 Local
                                                  (800)421-4004
                                                  E-mail: invest@roypapp.com
                                                  Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500
                     STOCK INDEX(R)THROUGH DECEMBER 31, 2003

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                     1 Year    5 Years  10 Years     Since
                                                                   Inception(1)
--------------------------------------------------------------------------------
Papp Stock Fund, Inc.                23.97%    -2.32%     9.14%     10.24%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index    28.69%    -0.57%    11.07%     11.11%
--------------------------------------------------------------------------------

[LINE CHART]


                               $39,498          $44,127
                                Papp        Standard & Poor's
                Years         Stock Fund     500 Stock Index
             11/29/89           10              10
                 1989           10.4            10.32
                 1990           10.67           9.995
                 1991           14.27           13.04
                 1992           16.21           14.03
                 1993           16.47           15.45
                 1994           16.23           15.65
                 1995           21.58           21.54
                 1996           26.28           26.48
                 1997           34.98           35.32
                 1998           44.42           45.41
                 1999           51.08           54.96
                 2000           48              49.96
                 2001           41.91           44.02
                 2002           31.86           34.29
                 2003           39.5            44.13

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------


The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Stock Index (Third party marks appearing herein are the property of their respective owners) is an unmanaged, market-weighted index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                                 Papp Stock Fund


Dear Fellow Stockholder:

We believe the year 2003 turned out to be very good for the U.S. Markets. The U.S. economy enjoyed very low inflation rates and interest rates, which fueled purchases of houses and automobiles. Investors were treated to a 25% reduction in the capital gains tax rate and for many, a 60% reduction in a tax rate on dividends for most stocks. The economy grew, highlighted by the third quarter where G.D.P. growth reached 8.2%, the best quarter in almost 20 years.

The Fund did well, with an annual total return for 2003 of 24.0%. We didn't do quite as well as the Standard & Poor's 500 Stock Index, which had a total return of 28.7%, because large capitalization, high quality companies like the ones held by the Fund, did not perform quite as well as smaller companies and lower quality companies did.

Looking forward to 2004, we see economic improvement speeding up. We are beginning to see corporations make capital expenditures and even consider hiring new employees. Most of the economic data indicates consistent improvement. We expect the U.S. GDP to grow by 4% to 5% during 2004, and we expect a gradual improvement in employment. We do expect that the Federal Reserve will begin raising interest rates, probably this spring or summer. Even if the Fed raises the Fed funds rate two or three times during the year, we will still enjoy very low interest rates as compared to rates over the past 20 to 30 years.

We believe most of the Fund's holdings have promising earnings for 2004, and for the coming years. We expect another good year for the market in general, and believe for our holdings as well.

Thank you for your confidence in the Fund.


                                            Warmest regards,

                                            /s/ L. Roy Papp

                                            L. Roy Papp, Chairman
                                            January 28, 2004



The Fund's average annual total return for the one, five, and ten year periods ended December 31, 2003 and since inception is 23.97%, -2.32%, 9.14% and 10.24%, as compared to 28.69%, -0.57, 11.07% and 11.11% for the Standard & Poor's 500 Stock Index over the same period. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Standard & Poor's 500 Stock Index(R), an unmanaged, market-weighted index that includes stocks of 500 of the largest U.S. companies. Because the Fund invests primarily in common stocks, your investment is subject to certain risks. In the short-term, stock prices may fluctuate widely in response to company, market or economic news. The Fund does not pursue income, and is not, alone or together with the other Papp Funds, a balanced investment plan. You can lose money by investing in the Fund.


                         PAPP STOCK FUND, INC.
                   SCHEDULE OF PORTFOLIO INVESTMENTS
                           DECEMBER 31, 2003
                                                                                    Number                Fair
                             Common Stocks                                         of Shares              Value
-------------------------------------------------------------------------     -------------------  --------------------
FINANCIAL SERVICES (20.1%)
   Fiserv, Inc.*
      (Provides data processing, information management,
      and outsourcing services to the financial services industry)                          4,000            $ 158,040
   General Electric Company
      (Diversified financial and industrial company)                                      102,000            3,159,960
   Northern Trust Corporation
      (Bank specializing in trust services)                                                43,500            2,019,270
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                         119,000            6,197,520
                                                                                                   --------------------
                                                                                                            11,534,790
                                                                                                   --------------------
SEMICONDUCTORS & EQUIPMENT (13.3%)
   Applied Materials, Inc.*
      (Developer, manufacturer, and marketer
      of semiconductor manufacturing systems)                                              56,600            1,270,670
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                                   148,000            4,765,600
   Linear Technology Corporation
      (Designer of high performance analog semiconductors)                                 37,700            1,586,039
                                                                                                   --------------------
                                                                                                             7,622,309
                                                                                                   --------------------
SPECIALTY RETAILING (10.8%)
   Walgreen Company
      (Retail drug store chain)                                                            66,500            2,419,270
   Wal-Mart Stores, Inc.
      (Discount retailer)                                                                  71,000            3,766,550
                                                                                                   --------------------
                                                                                                             6,185,820
                                                                                                   --------------------
SOFTWARE (9.9%)
   Microsoft Corporation
      (Business and personal computer software)                                           206,000            5,673,240
                                                                                                   --------------------

INVESTMENT MANAGEMENT (9.7%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                                       117,000            5,546,970
                                                                                                   --------------------

MEDICAL PRODUCTS (9.7%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                    114,000            5,541,540
                                                                                                   --------------------

CONSUMER PRODUCTS (5.9%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)                                 70,000            3,399,200
                                                                                                   --------------------


The description provided in parentheses of the investment is unaudited.
  *Non-income producing security
    The accompanying notes are an integral part of this financial statement.


                         PAPP STOCK FUND, INC.
                   SCHEDULE OF PORTFOLIO INVESTMENTS
                           DECEMBER 31, 2003
                                                                                    Number                  Fair
                       Common Stocks (continued)                                   of Shares               Value
-------------------------------------------------------------------------     -------------------    -------------------
PHARMACEUTICAL (5.5%)
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                                      65,000            $ 3,003,000
   Wyeth
      (Prescription pharmaceuticals)                                                       3,500                148,575
                                                                                                     -------------------
                                                                                                              3,151,575
                                                                                                     -------------------
FINANCIAL PROCESSING (4.2%)
   First Data Corporation
      (Provider of credit card processing and money transfer services)                    58,000              2,383,220
                                                                                                     -------------------

INDUSTRIAL SERVICES (3.6%)
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                                    23,500              2,052,255
                                                                                                     -------------------

ELECTRONIC EQUIPMENT (1.9%)
   Molex, Inc.
      (Supplier of interconnection products)                                              37,000              1,086,320
                                                                                                     -------------------

COMPUTER EQUIPMENT (1.8%)
   EMC Corporation*
      (Manufacturer of enterprise computer storage systems)                               10,000                129,200
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                                 39,000                895,830
                                                                                                     -------------------
                                                                                                              1,025,030
                                                                                                     -------------------
BIOTECHNOLOGY (1.0%)
   Techne Corporation*
      (Producer of biotechnology products)                                                15,000                566,700
                                                                                                     -------------------

FOOD PROCESSING (0.8%)
   Sysco Corporation
      (Distributor of food and related products
      to the food service industry)                                                       12,500                465,375
                                                                                                     -------------------

TRANSPORTATION & SHIPPING (0.7%)
   United Parcel Service
      (Provider of package delivery and logistics services)                                5,500                410,025
                                                                                                     -------------------

HEALTH CARE SERVICES (0.6%)
   Medco Health Solutions
      (Leading pharmaceutical benefit manager)                                             9,828                334,054
                                                                                                     -------------------

TOTAL COMMON STOCKS - 99.5%  (COST $21,476,215)                                                              56,978,423
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.5%                                                                  307,090
                                                                                                     -------------------
NET ASSETS - 100.0%                                                                                         $57,285,513
                                                                                                     ===================

The description provided in parentheses of the investment is unaudited.
                  * Non-income producing security
The accompanying notes are an integral part of this financial statement.




                                                    PAPP STOCK FUND, INC.
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                      DECEMBER 31, 2003



                           ASSETS
Investment in securities, at fair value (cost $21,476,215) (Note 1)                      $ 56,978,423
Cash                                                                                          296,612
Dividends and interest receivable                                                             121,513
                                                                                ----------------------
            Total assets                                                                   57,396,548
                                                                                ----------------------




                        LIABILITIES

Redemptions payable                                                                           111,035
                                                                                ----------------------
                 Net Assets                                                              $ 57,285,513
                                                                                ======================




                   ANALYSIS OF NET ASSETS

Paid-in capital                                                                          $ 21,783,305
Net unrealized appreciation on investments                                                 35,502,208
                                                                                ----------------------
            Net assets applicable to Fund shares outstanding                             $ 57,285,513
                                                                                ======================



Fund shares outstanding                                                                     2,030,630
                                                                                ======================



Net Asset Value Per Share                                                                $      28.21
                                                                                ======================
   (Based on 2,030,630 shares outstanding at December 31, 2003)



    The accompanying notes are an integral part of this financial statement.

                                       PAPP STOCK FUND, INC.
                                      STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME:
   Dividends                                                                            $    665,466
   Interest                                                                                    3,622
                                                                                ---------------------
          Total investment income                                                            669,088
                                                                                ---------------------


EXPENSES:
   Management fee (Note 3)                                                                   541,072
   Auditing fees                                                                              56,394
   Filing fees                                                                                30,916
   Legal fees                                                                                  9,274
   Printing and postage fees                                                                   8,442
   Custodial fees                                                                              7,957
   Transfer agent fees (Note 3)                                                                7,615
   Directors' attendance fees                                                                  6,400
   Other fees                                                                                  2,050
                                                                                ---------------------

          Total expenses                                                                     670,120
                                                                                ---------------------

     Net investment loss                                                                      (1,032)
                                                                                ---------------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Proceeds from sales of securities                                                       8,531,157
   Cost of securities sold                                                                 5,724,873
                                                                                ---------------------
          Net realized gain on investments sold                                            2,806,284

   Net change in unrealized appreciation on investments                                    8,838,238
                                                                                ---------------------

   Net realized and unrealized gain on investments                                        11,644,522
                                                                                ---------------------


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 11,643,490
                                                                                =====================




    The accompanying notes are an integral part of this financial statement.


                            PAPP STOCK FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS
                 THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                     2003                     2002
                                                                              --------------------    ---------------------
FROM OPERATIONS:
   Net investment loss                                                               $     (1,032)            $    (25,749)
   Net realized gain/(loss) on investments sold                                         2,806,284                 (115,799)
   Net change in unrealized appreciation on investments                                 8,838,238              (17,345,367)
                                                                              --------------------    ---------------------
         Increase/(decrease) in net assets resulting from operations                   11,643,490              (17,486,915)
                                                                              --------------------    ---------------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                                     (2,690,486)                       -
                                                                              --------------------    ---------------------
         Decrease in net assets resulting from
           distributions to shareholders                                               (2,690,486)                       -
                                                                              --------------------    ---------------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                         3,705,683                2,532,841
   Net asset value of shares issued to shareholders in
        reinvestment of net realized gain on investment securities sold                 2,425,537                        -
   Payments for redemption of shares                                                  (10,326,937)              (7,732,984)
                                                                              --------------------    ---------------------


        Decrease in net assets resulting
           from shareholder transactions                                               (4,195,717)              (5,200,143)
                                                                              --------------------    ---------------------


Total increase/(decrease) in net assets                                                 4,757,287              (22,687,058)

Net assets at beginning of the year                                                    52,528,226               75,215,284
                                                                              --------------------    ---------------------

Net assets at end of the year                                                        $ 57,285,513             $ 52,528,226
                                                                              ====================    =====================





   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003





(1)       SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., (the "Fund") was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

During the year ended December 31, 2003, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $1,032 were reclassified to paid in capital.


(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 29, 2003, a distribution was declared from net realized long-term capital gains of approximately $1.378139 a share aggregating $2,690,486. The distribution was paid on December 31, 2003 to shareholders of record December 29, 2003.

During the year ended December 31, 2002, the Fund designated as a capital gain distribution a portion of earnings and profits.


(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the "Manager"). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $7,615 in 2003 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2003, purchase and sale transactions excluding short-term investments, were $1,785,394 and $8,531,157, respectively.


(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2003, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                          Proceeds               Shares
                                     --------------------    ------------------
Year ended December 31, 2003
Shares issued                                $ 3,705,683               137,418
Distributions reinvested                       2,425,537                86,195
Shares redeemed                              (10,326,937)             (394,010)
                                     --------------------    ------------------
   Net decrease                              $(4,195,717)             (170,397)
                                     ====================    ==================

Year ended December 31, 2002
Shares issued                                $ 2,532,841                89,993
Shares redeemed                               (7,732,984)             (284,566)
                                     --------------------    ------------------
   Net decrease                              $(5,200,143)             (194,573)
                                     ====================    ==================



(6)      UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2003, was $21,476,215, and net unrealized appreciation for U.S. Federal income tax purposes was $35,502,208, with gross unrealized gains on investments in which fair value exceeded cost totaled $35,502,208


(7)      SUBSEQUENT EVENTS:

On September 18, 2003, the manager entered into a transfer agreement with Pioneer Investment Management, Inc. ("Pioneer"). The proposed transfer agreement is subject to certain conditions, including regulatory and stockholder approval of a reorganization of the Fund into a Pioneer managed fund, as described below. On October 14, 2003 the Board of Directors approved an agreement and plan of reorganization, in which the Fund would transfer all of its assets and liabilities to a separate newly created fund for shares of equal value of the new fund in a tax-free exchange. Stockholders will receive proxy materials relative to the reorganization in January 2004. A Stockholder meeting is scheduled for February 2004.

..

(8)      SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the years indicated, divided by the average number of shares outstanding during the years. The ratios are calculated using the revenues and expenses for the years, divided by the average of the daily net assets of the Fund.





                                                                        Year Ended December 31,

                                              2003              2002              2001             2000                 1999
                                      ------------------  ----------------  ----------------  ---------------   -----------------
Net asset value, beginning of year       $        23.87    $        31.40      $      37.09     $      42.20       $       37.36
Income from operations:
   Net investment loss                            (0.05)            (0.06)            (0.11)           (0.13)              (0.15)
   Net realized and unrealized
     (loss)/gain on investments                    5.77             (7.47)            (4.58)           (2.22)               5.75
                                      ------------------  ----------------  ----------------  ---------------   -----------------

         Total from operations                     5.72             (7.53)            (4.69)           (2.35)               5.60

Less distributions from:
   Net realized gains                             (1.38)                 -            (1.00)           (2.76)              (0.76)
                                      ------------------  ----------------  ----------------  ---------------   -----------------

         Total distributions                      (1.38)                 -            (1.00)           (2.76)              (0.76)
                                      ------------------  ----------------  ----------------  ---------------   -----------------

Net asset value, end of year             $        28.21    $        23.87      $      31.40     $      37.09       $       42.20
                                      ==================  ================  ================  ===============   =================

         Total return                            23.97%           -23.98%           -12.69%           -6.02%               14.99%
                                      ==================  ================  ================  ===============   =================

Ratios/Supplemental Data:
   Net assets, end of year               $   57,285,513    $   52,528,226      $ 75,215,284     $ 98,472,509       $ 105,101,464
   Expenses to average net assets                 1.22%             1.14%             1.11%            1.09%               1.09%
   Investment income to
      average net assets                          1.24%             1.10%             0.91%            0.71%               0.71%
   Net investment income to
      average net assets                         -0.01%            -0.04%            -0.19%           -0.38%              -0.38%
   Portfolio turnover rate                        3.35%             3.55%             4.92%           13.33%               6.60%


DELOITTE(R)                                             Deloitte & Touche LLP
                                                        Suite 1200
                                                        2901 N. Central Avenue
                                                        Phoenix, AZ 85012-2799
                                                        USA

                                                        Tel: +1 602 234 5100
                                                        Fax: +1 602 234 5186
                                                        www.deloitte.com




INDEPENDENT AUDITORS' REPORT


Shareholders and Board of Directors of
Papp Stock Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2003, and the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

January 23, 2004

                                                        Member of
                                                        Deloitte Touche Tohmatsu

                              FACTS ABOUT THE FUND



INVESTMENT OBJECTIVE - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices, which in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $584 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 47 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 25 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund
-----------------------

     The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

     The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.


                                       Date First
                                       Elected or
   Name, Position(s) and Age at       Appointed to      Principal Occupation(s) during
          January 1, 2004                 Office                Past Five Years
   ----------------------------       ------------      ------------------------------

OFFICERS OF THE FUND:

Victoria S. Cavallero, CFA [45]           1991        Partner, L. Roy Papp &
Vice President                                        Associates, LLP.

Jeffrey N. Edwards, CFA [45]              1991        Partner, L. Roy Papp &
Vice President                                        Associates, LLP.

Jane E. Couperus, CFA [34]                2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

John L. Stull, CFA [39]                   2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997.

Russell A. Biehl, [40]                    2001        Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998.

T. Kent Hardaway [38]                2003             Partner, L. Roy Papp &
Vice President                                        Associates, LLP since 2003;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      2000.  1998-2000 MBA student,
                                                      Arizona State University.





                                                                                              Number of
   Name, Position(s) and Age at    Date First Elected   Principal Occupation(s) during   Portfolios in Fund       Other
          January 1, 2004           or Appointed to             Past Five Years          Complex Overseen by   Directorships
                                         Office                                                Director
   ----------------------------    ------------------   ------------------------------   -------------------   -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:


L. Roy Papp,* [76]                       1991         Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.

Harry A. Papp, CFA *+  [49]              1991         Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.

Rosellen C. Papp, CFA *+  [49]           1991         Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director

Julie A. Hein, * [41]                    1991         Partner, L. Roy Papp &                    Five              None
Vice President, Secretary,                            Associates, LLP.
Assistant Treasurer and Director


DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:


James K. Ballinger, [52]                 1991         Director, Phoenix Art Museum              Five              None
Director

Amy S. Clague, [69]                      1991         Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.



-----------------------
* L. Roy Papp, Harry A. Papp, Rosellen C. Papp and Julie A. Hein are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.
-----------------------


     The address of L. Roy Papp, Harry A. Papp, Rosellen C. Papp and Julie A. Hein and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; and the address of Ms. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the "Code").

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

Registrant's board of directors has determined that no member of its audit committee qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. All members of the registrant's audit committee have a working familiarity with basic finance and accounting practices and the board of directors does not think it necessary at this time to have a member of its audit committee qualify as an "audit committee financial expert."

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees
$48,442 and $13,956 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)      Audit-Related Fees
There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the "investment adviser") that are reasonably related to the performance of the audit of the registrant's financial statements, are not reported under paragraph (a) of this
Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)      Tax Fees
$7,952 and $4,500 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)      All Other Fees
There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph
(e)(1) of this Item 4.

(e) (1) Registrant's audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

     (2) 100% of the services provided to the registrant described in paragraphs
(b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. 100% of the services provided to the investment adviser described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the investment adviser.

(h) No disclosures are required by this Item 4(h).


Item 5.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits.

   (a)(1) Code of Ethics for Principal Executive Officer, Principal
          Financial Officer and Principal Accounting Officer (as referenced in
          Item 2 above), attached hereto as Exhibit (a)(1)

      (2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and
          (a)(2)(ii)

   (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Papp Stock Fund, Inc.

 By:     /s/ Harry A. Papp
         ---------------------------
         Harry A. Papp
         President (Principal Executive Officer)
 Date:   February 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

 By:     /s/ Harry A. Papp
         ----------------------------
         Harry A. Papp
         President
         (Principal Executive Officer)
 Date:   February 19, 2004

 By:     /s/ Rosellen C. Papp
         ----------------------------
         Rosellen C. Papp
         Vice President and Treasurer
         (Principal Financial Officer)
 Date:   February 19, 2004